Provisions on Assets	12 Months Ended
Dec. 31, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
Provisions on Assets	Provisions on Assets

Year Ended December 31	2022	2021
Midstream	$6	$59
Corporate/Other	—	5
	$6	$64

Midstream

In 2022, AltaGas recorded a pre-tax provision of $6 million related to the Alton Natural Gas Storage Project as a result of updated reclamation cost estimates. Since AltaGas has abandoned this project, the resulting property, plant and equipment associated with the estimated reclamation costs was impaired. The pre-tax provisions were primarily recorded against property, plant and equipment. In 2021, AltaGas recorded pre-tax provisions of $59 million primarily related to the sale of the U.S. transportation and storage business as well as certain non-core development stage Midstream projects that are no longer being developed. The pre-tax provisions were primarily recorded against intangible assets.

Corporate/Other
There were no provisions recorded in the Corporate/Other segment in 2022. In 2021, AltaGas recorded pre-tax provisions of $5 million related to the Parks at Walter Reed thermal plant in Washington, D.C. which was impaired as the carrying value exceeded future expected cash flows from the asset. The pre-tax provisions were recorded against property, plant and equipment.